UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 9, 2008

                         MORTON'S RESTAURANT GROUP, INC.
               (Exact name of registrant as specified in charter)

      DELAWARE                        1-12692                  13-3490149
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)

                       325 NORTH LASALLE STREET, SUITE 500
                             CHICAGO, ILLINOIS 60610
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (312) 923-0030


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

     On January 9, 2008, Morton's Restaurant Group, Inc. issued a press release providing updated financial guidance for the fiscal fourth quarter ended December 30, 2007 and the fiscal year ended December 30, 2007, a copy of which is furnished as Exhibit 99.1 hereto.

Item 9.01   Financial Statements and Exhibits

     (d)    Exhibits.

            The following exhibit is furnished herewith:

            Exhibit 99.1 Press Release dated January 9, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         Morton's Restaurant Group, Inc.



Date:  January 9, 2008                By: /s/ Ronald M. DiNella
                                        --------------------------------
                                        Ronald M. DiNella
                                        Senior Vice President,
                                        Chief Financial Officer,
                                        and Treasurer